Exhibit 10.1

                        CYPRESS SEMICONDUCTOR CORPORATION

                AMENDMENT TO 1999 NONSTATUTORY STOCK OPTION PLAN

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      Pursuant to: (i) resolutions of the Board of Directors of Cypress
Semiconductor Corporation (the "Company") effective as of: (a) December 14, 1999, authorizing an increase of 600,000 shares of common stock of the Company, par value $0.01 per share (the "Common Stock"), subject to the Company's Nonstatutory Stock Option Plan (the "Plan"); (b) May 4, 2000, authorizing an increase of 250,000 shares of Common Stock subject to the Plan; (c) August 11, 2000, authorizing an increase of 1,000,000 shares of Common Stock subject to the Plan; (d) June 26, 2001, authorizing an increase of 3,000,000 shares of Common Stock subject to the Plan; (e) September 26, 2001, authorizing an increase of 1,500,000 shares of Common Stock subject to the Plan; (f) January 31, 2002, authorizing an increase of 1,500,000 shares of Common Stock subject to the Plan;
(g) August 1, 2002, authorizing an increase of 2,500,000 shares of Common Stock subject to the Plan; and (h) June 27, 2003, authorizing an increase of 20,000,000 shares of Common Stock subject to the Plan (collectively, the "Resolutions"), and; (ii) the power granted to the Board of Directors pursuant to Section 14 of the Plan, the Plan is hereby amended as set forth herein.

      1. The first paragraph of Section 3 of the Plan is hereby amended and restated in its entirety to read as follows:

            "3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 31,850,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock."

      2. The terms and provisions of this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Plan, and except as expressly modified by this Amendment, the terms and provisions of each of the Plan shall continue in full force and effect.

      3. Each increase to the Plan was effective as of the date of the Resolutions relating thereto and described above.